Exhibit 10

SHARE EXCHANGE AGREEMENT

THIS AGREEMENT is made as of the 14th day of October, 2010, between LADYBUG RESOURCE GROUP, INC. (“LBRG”) , a Nevada corporation having an office for business located at 11630 Slater Ave NE, Suite 1A, Kirkland, WA 98034 and MAG INTERNATIONAL INC, a California corporation, (“MAG”) having an office for business located at 10620 Lawson River Ave, Fountain Valley, CA 92708, and the shareholders of MAG INTERNATIONAL INC each of whose names are set forth on the signature page of this Agreement (the “MAG Shareholders”).

WHEREAS:

A.

The MAG Shareholders own Fifteen Million Eight Hundred Thousand (15,800,000) shares of common stock, no par value, being 100% of the presently issued and outstanding capital stock of MAG Shares;

B.

LBRG desires to acquire all of the capital stock of MAG and the MAG shareholders desire to sell all of the MAG shares as set forth below.

C.

The respective Boards of Directors of LBRG and MAG deem it advisable and in the best interests of LBRG and MAG that MAG become a wholly-owned subsidiary of LBRG (the “Acquisition”) pursuant to this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATION

Definitions

1.1

In this Agreement the following terms will have the following meanings:

(a)

“Acquisition” means the Acquisition, at the Closing, of MAG by LBRG pursuant to this Agreement;

(b)

“Acquisition Shares” means the Ninety-four Million Eight Hundred Thousand (94,800,000) LBRG Common Shares to be issued to the MAG Shareholders at Closing pursuant to the terms of the Acquisition.

(c)

“Agreement” means this share exchange agreement among LBRG, MAG, and the MAG Shareholders;

(d)

“Closing” means the completion, on the Closing Date, of the transactions contemplated hereby in accordance with Article 9 hereof;

(e)

“Closing Date” means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived, but in any event no later than November 30, 2010;

(f)

“LBRG Accounts Payable and Liabilities” means all accounts payable and liabilities of LBRG, on a consolidated basis, due and owing or otherwise constituting a binding obligation of LBRG pursuant to LBRG Financial Statements;

(g)

“LBRG Accounts Receivable” means all accounts receivable and other debts owing to LBRG, on a consolidated basis, as of June 30, 2010;

(h)

“LBRG Assets” means the undertaking and all the property and assets of the LBRG Business of every kind and description wheresoever situated including, without limitation, LBRG Equipment, LBRG Inventory, LBRG Material Contracts, LBRG Accounts Receivable, LBRG Cash, LBRG Intangible Assets and LBRG Goodwill, and all credit cards, charge cards and banking cards issued to LBRG;

(i)

“LBRG Bank Accounts” means all of the bank accounts, lock boxes and safety deposit boxes of LBRG relating to the LBRG Business;

(j)

“LBRG Business” means all aspects of any business conducted by LBRG;

(k)

“LBRG Cash” means all cash on hand or on deposit to the credit of LBRG on the Closing Date;

(l)

“LBRG Common Shares” means the shares of common stock in the capital of LBRG;

(m)

“LBRG Debt to Related Parties” means the debts owed by LBRG to any affiliate, director or officer of LBRG;

(n)

“LBRG Equipment” means all machinery, equipment, furniture, and furnishings used in the LBRG Business;

(o)

“LBRG Financial Statements” means, collectively, the audited financial statements of LBRG for the period ended June 30, 2010;

(p)

“LBRG Goodwill” means the goodwill of the LBRG Business including the right to all corporate, operating and trade names associated with the LBRG Business, or any variations of such names as part of or in connection with the LBRG Business, all books and records and other information relating to the LBRG Business, all necessary licenses and authorizations and any other rights used in connection with the LBRG Business;

(q)

“LBRG Insurance Policies” means the public liability insurance and insurance against loss or damage to the LBRG Assets and the LBRG Business;

(r)

“LBRG Intangible Assets" means all of the intangible assets of LBRG, including, without limitation, LBRG Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of LBRG and its subsidiaries;

(s)

“LBRG Inventory” means all inventory and supplies of the LBRG Business as of June 30, 2010;

(t)

“LBRG Material Contracts” means the burden and benefit of and the right, title and interest of LBRG in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which LBRG or its subsidiaries are entitled whereunder LBRG are obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice;

(u)

“Place of Closing” means the Law Offices of Gregory M. Wilson, 18610 East 32nd Ave., Greenacres, WA 99016, or such other place as LBRG and MAG may mutually agree upon;

(v)

“MAG Accounts Payable and Liabilities” means all accounts payable and liabilities of MAG, due and owing or otherwise constituting a binding obligation of MAG (other than a MAG Material Contract) as set forth in the MAG Financial Statements;

(w)

“MAG Accounts Receivable” means all accounts receivable and other debts owing to MAG, as set forth in the MAG Financial Statements;

(x)

“MAG Assets“ means the undertaking and all the property and assets of the MAG Business of every kind and description wheresoever situated including, without limitation, MAG Equipment, MAG Inventory, MAG Material Contracts, MAG Accounts Receivable, MAG Cash, MAG Intangible Assets and MAG Goodwill, and all credit cards, charge cards and banking cards issued to MAG;

(y)

“MAG Bank Accounts” means all of the bank accounts, lock boxes and safety deposit boxes of MAG or relating to the MAG Business;

(z)

“MAG Business” means all aspects of the business conducted by MAG;

(aa)

“MAG Cash” means all cash on hand or on deposit to the credit of MAG on the Closing Date;

(bb)

“MAG Debt to Related Parties” means the debts owed by MAG and its subsidiaries to the MAG Shareholders or to any family member thereof, or to any affiliate, director or officer of MAG or the MAG Shareholders as set forth in the MAG Financial Statements;

(cc)

“MAG Equipment” means all machinery, equipment, furniture, and furnishings used in the MAG Business, including, without limitation, as set forth in the MAG Financial Statements;

(dd)

“MAG Financial Statements” means collectively, the audited financial statements of MAG for the two most recent fiscal years, true copies of which are attached as Schedule “B” hereto;

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(ee)

“MAG Goodwill” means the goodwill of the MAG Business, together with the exclusive right of LBRG to represent itself as carrying on the MAG Business in succession of MAG subject to the terms hereof, and the right to use any words indicating that the MAG Business is so carried on including the right to use the name "MAG International Inc.” or “MAG International Inc’s trademarks, patents and license rights, or any variation thereof as part of the name of or in connection with the MAG Business or any part thereof carried on or to be carried on by MAG, the right to all corporate, operating and trade names associated with the MAG Business, or any variations of such names as part of or in connection with the MAG Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the MAG Business, all necessary licenses and authorizations and any other rights used in connection with the MAG Business;

(ff)

“MAG Intangible Assets” means all of the intangible assets of MAG, including, without limitation, MAG Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of MAG and its subsidiaries;

(gg)

“MAG Inventory” means all inventory and supplies of the MAG Business;

(hh)

“MAG Material Contracts” means the burden and benefit of and the right, title and interest of MAG in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which MAG is entitled in connection with the MAG Business whereunder MAG is obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice;

(ii)

“MAG Related Party Debts” means the debts owed by the MAG Shareholders or by any family member thereof, or by any affiliate, director or officer of MAG or the MAG Shareholders, to MAG as described in the MAG Financial Statements;

(jj)

“MAG Shares” means all of the issued and outstanding shares of MAG's equity stock;

Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

Captions and Section Numbers

1.2

The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Section References and Schedules

1.3

Any reference to a particular “Article”, “section”, “paragraph”, “clause” or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement. The Schedules to this Agreement are as follows:

Information concerning LBRG

Schedule “A”

LBRG Financial Statements

Information concerning MAG

Schedule “B”

MAG Financial Statements

Severability of Clauses

1.4

If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

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ARTICLE 2

THE ACQUISITION

Exchange of Shares

2.1

The MAG Shareholders agree to Exchange the MAG Shares for the Acquisition Shares on the Closing Date and to transfer to LBRG on the Closing Date a 100% undivided interest in and to the MAG Shares free from all liens, mortgages, charges, pledges, encumbrances or other burdens with all rights now or thereafter attached thereto.

Allocation of Consideration

2.2

The Acquisition Shares will be allocated to the MAG Shareholders on the basis of Six (6) Acquisition Shares for each MAG Share held by a MAG Shareholders.

2.3

Authorized Capital. The authorized capital of Ladybug Resource Groups, Inc. consists of 300,000,000 shares of common stock, $0.001 par value of which 131,950,000 are issued and outstanding and 20,000,000 of Preferred Stock, none of which is issued and outstanding, immediately prior to the Closing Date .

(a)

On the Closing Date, subject to the provisions set forth below, LBRG will issue 94,800,000 Shares pro-rata to the MAG Shareholders, which shares on Closing will be validly issued and outstanding as fully paid and non-assessable shares.

Adherence with Applicable Securities Laws

2.4

The MAG Shareholders agree that they are acquiring the Acquisition Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the Acquisition Shares issued to them (other than pursuant to an effective Registration Statement under the Securities Act of 1933, as amended) directly or indirectly unless:

(a)

the sale is to LBRG;

(b)

the Acquisition Shares are sold in a transaction that does not require registration under the Securities Act of 1933, as amended, or any applicable United States state laws and regulations governing the offer and sale of securities, and the vendor has furnished to LBRG an opinion of counsel to that effect or such other written opinion as may be reasonably required by LBRG.

(c)

The MAG Shareholders will complete and deliver executed Offeree Questionnaires in order to assure LBRG is able to comply with applicable federal and state securities laws.

The MAG Shareholders acknowledge that the certificates representing the Acquisition Shares will bear the following legend:

NO SALE, OFFER TO SELL, OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE WILL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, IN RESPECT OF SUCH SHARES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT IS THEN IN FACT APPLICABLE TO SAID SHARES.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF LBRG

Representations and Warranties

3.1

LBRG hereby represents and warrants in all material respects to MAG and the MAG Shareholders, with the intent that MAG and the MAG Shareholders will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

LBRG - Corporate Status and Capacity

(a)

Incorporation. LBRG is a corporation duly incorporated and validly subsisting under the laws of the State of Nevada and in good standing with the office of the Secretary of State for the State of Nevada;

(b)

Carrying on Business. LBRG conducts the business described in its filings with the Securities and Exchange Commission and does not conduct any other business. The nature of the LBRG Business does not require LBRG to register or otherwise be qualified to carry on business in any other jurisdictions;

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(c)

Corporate Capacity. LBRG has the corporate power, capacity and authority to own the LBRG Assets and to enter into and complete this Agreement;

(d)

Reporting Status; Listing. LBRG is required to file current reports with the Securities and Exchange Commission pursuant to 15(d) of the Securities Exchange Act of 1934. At the date of execution of this Agreement, LBRG stock is quoted on the OTC and Pink Sheet Markets under the symbol LBRG.

LBRG - Capitalization

(e)

Authorized Capital. The authorized capital of LBRG consists of 320,000,000 shares of capital stock, divided into two classes: (i) 300,000,000 designated as common stock, par value $0.001, of which 131,950,000 shares of Common Stock are validly issued and outstanding, fully paid and non-assessable; and (ii) 20,000,000 shares designated as preferred stock at $0.001 par value, of which none are issued and outstanding.

(f)

No Option, Warrant or Other Right. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of LBRG Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of LBRG.

LBRG - Records and Financial Statements

(g)

Charter Documents. The charter documents of LBRG and its subsidiaries have not been altered since the incorporation of each, respectively, except as filed in the record books of LBRG;

(h)

Corporate Minute Books. The corporate minute books of LBRG and its subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by LBRG which required director or shareholder approval are reflected on the corporate minute books of LBRG and its subsidiaries. LBRG is not in violation or breach of, or in default with respect to, any term of its Certificates of Incorporation (or other charter documents) or by-laws.

(i)

LBRG Financial Statements. The LBRG Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of LBRG, and the sales and earnings of the LBRG Business during the periods covered thereby, in all material respects and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

(j)

LBRG Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of LBRG which are not reflected in the LBRG Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the LBRG Financial Statements, and LBRG has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation.

(k)

LBRG Accounts Receivable. All the LBRG Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of LBRG, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of LBRG as of June 30, 2010, are described in Schedule “A” hereto;

(l)

No Debt to Related Parties. LBRG will not, and on the Closing will not be, indebted to any affiliate, director or officer of LBRG except accounts payable on account of bona fide business transactions of LBRG incurred in normal course of the LBRG Business, including employment agreements, none of which are more than 30 days in arrears;

(m)

No Related Party Debt to LBRG. No director or officer or affiliate of LBRG is now indebted to or under any financial obligation to LBRG or any subsidiary on any account whatsoever, except for advances on account of travel and other expenses not exceeding $1,000 in total;

(n)

No Dividends. No dividends or other distributions on any shares in the capital of LBRG have been made, declared or authorized since the date of LBRG Financial Statements, with the exception of LBRG’s authorization to spin off its subsidiaries as a share dividend;

(o)

No Payments. No payments of any kind have been made or authorized since the date of the LBRG Financial Statements to or on behalf of officers, directors, shareholders or employees of LBRG or its subsidiaries or under any management agreements with LBRG or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

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(p)

No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting LBRG;

(q)

No Adverse Events. Since the date of the LBRG Financial Statements:

(i)

There has not been any material adverse change in the consolidated financial position or condition of LBRG, its liabilities or the LBRG Assets or any damage, loss or other change in circumstances materially affecting LBRG, the LBRG Business or the LBRG Assets or LBRG’ right to carry on the LBRG Business, other than changes in the ordinary course of business,

(ii)

There has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting LBRG, the LBRG Business or the LBRG Assets,

(iii)

There has not been any material increase in the compensation payable or to become payable by LBRG to any of LBRG’ officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

(iv)

The LBRG Business has been and continues to be carried on in the ordinary course,

(v) LBRG has not waived or surrendered any right of material value,

(vi)

LBRG has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

(vii)

No capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made.

LBRG - Income Tax Matters

(r)

Tax Returns. All tax returns and reports of LBRG required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by LBRG and its subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

(s)

Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by LBRG or its subsidiaries. LBRG is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

LBRG - Applicable Laws and Legal Matters

(t)

Licenses. LBRG and its subsidiaries hold all licenses and permits as may be requisite for carrying on the LBRG Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the LBRG Business;

(u)

Applicable Laws. LBRG has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the LBRG Business, and LBRG is not in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the LBRG Business;

(v)

Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to LBRG, the LBRG Business, or any of the LBRG Assets nor does LBRG have any knowledge of any deliberate act or omission of LBRG or its subsidiaries that would form any material basis for any such action or proceeding;

(w)

No Bankruptcy. LBRG has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against LBRG and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of LBRG;

(x)

Labor Matters. LBRG is not a party to any collective agreement relating to the LBRG Business with any labor union or other association of employees and no part of the LBRG Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of LBRG, has made any attempt in that regard;

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(y)

Finder's Fees. LBRG is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

(z)

Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of LBRG;

(aa)

No Violation or Breach. The execution and performance of this Agreement will not:

(i)

violate the charter documents of LBRG or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which LBRG is a party,

(ii)

give any person any right to terminate or cancel any agreement including, without limitation, the LBRG Material Contracts, or any right or rights enjoyed by LBRG,

(iii)

result in any alteration of LBRG’ obligations under any agreement to which LBRG is a party including, without limitation, the LBRG Material Contracts,

(iv)

result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the LBRG Assets,

(v)

result in the imposition of any tax liability to LBRG relating to the LBRG Assets, or

(vi)

violate any court order or decree to which either LBRG is subject;

The LBRG Assets - Ownership and Condition

(bb)

Business Assets. The LBRG Assets comprise all of the property and assets of the LBRG Business, and no other person, firm or corporation owns any assets used by LBRG in operating the LBRG Business, whether under a lease, rental agreement or other arrangement;

(cc)

Title. LBRG is the legal and beneficial owner of the LBRG Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

(dd)

No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the LBRG Assets;

(ee)

LBRG Insurance Policies. LBRG maintains the public liability insurance and insurance against loss or damage to the LBRG Assets and the LBRG Business;

(ff)

No Default. There has not been any default in any material obligation of LBRG or any other party to be performed under any of the LBRG Material Contracts, each of which is in good standing and in full force and effect and unamended, and LBRG is not aware of any default in the obligations of any other party to any of the LBRG Material Contracts;

(gg)

No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of LBRG. LBRG is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

(hh)

LBRG Equipment. The LBRG Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

(ii)

LBRG Assets - LBRG Goodwill and Other Assets

LBRG Goodwill. LBRG does not carry on the LBRG Business under any other business or trade names. LBRG does not have any knowledge of any infringement by LBRG of any patent, trademarks, copyright or trade secret;

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The LBRG Business

(jj)

Maintenance of Business. Since the date of the LBRG Financial Statements, LBRG has not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein;

(kk)

Subsidiaries. LBRG owns two subsidiary corporations, Inner Path Health Corporation and New Solar Electricity Corporation.

LBRG - Acquisition Shares

(ll)

Acquisition Shares. The Acquisition Shares when delivered to the MAG Shareholders pursuant to the Acquisition will be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares will be transferable upon the books of LBRG, in all cases subject to the provisions and restrictions of all applicable securities laws.

Non-Merger and Survival

3.2

The representations and warranties of LBRG contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by MAG or the MAG Shareholders, the representations and warranties of LBRG will survive the Closing.

Indemnity

3.3

LBRG agrees to indemnify and save harmless MAG and the MAG Shareholders from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of LBRG to defend any such claim), resulting from the failure to disclose the existence of any material liability or the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by LBRG to MAG or the MAG Shareholders hereunder.

ARTICLE 4

COVENANTS OF LBRG

Covenants

4.1

LBRG covenants and agrees with MAG and the MAG Shareholders that it will:

(a)

Conduct of Business. Until the Closing, conduct the LBRG Business diligently and in the ordinary course consistent with the manner in which the LBRG Business generally has been operated up to the date of execution of this Agreement;

(b)

Preservation of Business. Until the Closing, use its best efforts to preserve the LBRG Business and the LBRG Assets and, without limitation, preserve for MAG LBRG’s relationships with any third party having business relations with them;

(c)

Access. Until the Closing, give MAG, the MAG Shareholders, and their representatives full access to all of the properties, books, contracts, commitments and records of LBRG, and furnish to MAG, the MAG Shareholders and their representatives all such information as they may reasonably request; and

(d)

Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the LBRG Assets notwithstanding the change in control of MAG arising from the Acquisition.

Authorization

4.2

LBRG hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting LBRG and its subsidiaries to release any and all information in their possession respecting LBRG and its subsidiaries to the MAG Shareholders. LBRG will promptly execute and deliver to the MAG Shareholders any and all consents to the release of information and specific authorizations which the MAG Shareholders reasonably requires to gain access to any and all such information.

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Survival

4.3

The covenants set forth in this Article will survive the Closing for the benefit of MAG and the MAG Shareholders.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF THE MAG SHAREHOLDERS

Representations and Warranties

5.1

The MAG Shareholders hereby jointly and severally represent and warrant in all material respects to LBRG, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

MAG - Company Status and Capacity

(a)

Formation. MAG is a corporation duly incorporated and validly subsisting under the laws of the State of California and in good standing with the office of the Secretary of State for the State of California or will be at time of closing;

(b)

Carrying on Business. MAG carries on the MAG Business primarily in the State of California and carries on material business activities in other jurisdictions. The nature of the MAG Business does not require MAG to register or otherwise be qualified to carry on business in any jurisdiction;

(c)

Legal Capacity. MAG has the legal power, capacity and authority to own MAG Assets, to carry on the Business of MAG and to enter into and complete this Agreement;

MAG - Capitalization

(d)

Authorized Capital. The authorized capital of MAG consists of 20,000,000 shares of common stock, no par value;

(e)

Ownership of MAG Shares. The issued and outstanding shares of MAG common stock will on Closing consist of 15,800,000 shares of common stock, no par value, (being the MAG Shares), which shares on Closing will be validly issued and outstanding as fully paid and non-assessable shares. Ladybug Resource Group, Inc. will be at Closing the registered and beneficial owner of the MAG Shares. The MAG Shares owned by Ladybug Resource Group, Inc. will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever with the exception of restrictive legends imposed under applicable securities laws;

(f)

Options, Warrants or Other Rights. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of MAG Shares held by the MAG Shareholders or for the purchase, subscription or issuance of any of the unissued shares in the capital of MAG;

(g)

No Restrictions. There are no restrictions on the transfer, sale or other disposition of MAG Shares contained in the charter documents of MAG or under any agreement with the exception of restrictions imposed by federal and, or state securities laws;

MAG - Records and Financial Statements

(h)

Charter Documents. The charter documents of MAG have not been altered since its formation date, except as filed in the record books of MAG;

(i)

Minute Books. The minute books of MAG are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by MAG which required director or shareholder approval are reflected on the corporate minute books of MAG MAG is not in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation (or other charter documents) or by-laws.

(j)

MAG Financial Statements. The MAG Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of MAG as of the date thereof, and the sales and earnings of the MAG Business during the periods covered thereby, in all material respects, and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

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(k)

MAG Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of MAG which are not reflected in the MAG Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the MAG Financial Statements, and MAG has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of MAG as of August 31, 2010 are described in the MAG Financial Statements;

(l)

MAG Accounts Receivable. All the MAG Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of the MAG Shareholders, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of MAG as of June 30, 2010 are described in Schedule “B” hereto;

(m)

No Debt to Related Parties. MAG is not and on Closing will not be, indebted to the MAG Shareholders nor to any family member thereof, nor to any affiliate, director or officer of MAG or the MAG Shareholders except accounts payable on account of bona fide business transactions of MAG incurred in normal course of MAG Business, including employment agreements with the MAG Shareholders, none of which are more than 30 days in arrears;

(n)

No Related Party Debt to MAG. No MAG Shareholder nor any director, officer or affiliate of MAG is now indebted to or under any financial obligation to MAG on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

(o)

No Dividends. No dividends or other distributions on any shares in the capital of MAG have been made, declared or authorized since the date of the MAG Financial Statements;

(p)

No Payments. No payments of any kind have been made or authorized since the date of the MAG Financial Statements to or on behalf of the MAG Shareholders or to or on behalf of officers, directors, shareholders or employees of MAG or under any management agreements with MAG, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

(q)

No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting MAG, except as set forth in the MAG Financial Statements;

(r)

No Adverse Events. Since October 14, 2010:

(i)

there has not been any material adverse change in the consolidated financial position or condition of MAG, its liabilities or the MAG Assets or any damage, loss or other change in circumstances materially affecting MAG, the MAG Business or the MAG Assets or MAG’s right to carry on the MAG Business, other than changes in the ordinary course of business,

(ii)

there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting MAG, the MAG Business or the MAG Assets,

(iii)

there has not been any material increase in the compensation payable or to become payable by MAG to the MAG Shareholders or to any of MAG's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

(iv)

the MAG Business has been and continues to be carried on in the ordinary course,

(v)

MAG has not waived or surrendered any right of material value,

(vi)

MAG has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

(vii)

no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made;

MAG - Income Tax Matters

(s)

Tax Returns. All tax returns and reports of MAG required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by MAG or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

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(t)

Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by MAG. MAG is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

MAG - Applicable Laws and Legal Matters

(u)

Licenses. MAG holds all licenses and permits as may be requisite for carrying on the MAG Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the MAG Business;

(v)

Applicable Laws. MAG has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which applies to them the violation of which would have a material adverse effect on the MAG Business, and, to the knowledge of the MAG Shareholders, MAG is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the MAG Business;

(w)

Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to MAG, the MAG Business, or any of the MAG Assets, nor do the MAG Shareholders have any knowledge of any deliberate act or omission of MAG that would form any material basis for any such action or proceeding;

(x)

No Bankruptcy. MAG has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against MAG and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of MAG;

(y)

Labor Matters. MAG is not party to any collective agreement relating to the MAG Business with any labor union or other association of employees and no part of the MAG Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of the MAG Shareholders, has made any attempt in that regard;

(z)

Finder's Fees. MAG is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

(aa)

Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of MAG;

(bb)

No Violation or Breach. The execution and performance of this Agreement will not

(i)

violate the charter documents of MAG or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which MAG is a party,

(ii)

give any person any right to terminate or cancel any agreement including, without limitation, MAG Material Contracts, or any right or rights enjoyed by MAG,

(iii)

result in any alteration of MAG's obligations under any agreement to which MAG is a party including, without limitation, the MAG Material Contracts,

(iv)

result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the MAG Assets,

(v)

result in the imposition of any tax liability to MAG relating to MAG Assets or the MAG Shares, or

(vi)

violate any court order or decree to which either MAG is subject;

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MAG Assets - Ownership and Condition

(cc)

Business Assets. The MAG Assets, comprise all of the property and assets of the MAG Business, and neither the MAG Shareholders nor any other person, firm or corporation owns any assets used by MAG in operating the MAG Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules “C” hereto;

(dd)

Title. MAG is the legal and beneficial owner of the MAG Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules “C” hereto;

(ee)

No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the MAG Assets;

(ff)

MAG Insurance Policies. MAG maintains the public liability insurance and insurance against loss or damage to the MAG Assets and the MAG Business as described in Schedule “E” hereto;

(gg)

MAG Material Contracts. The MAG Material Contracts listed in Schedule “D” constitute all of the material contracts of MAG;

(hh)

No Default. There has not been any default in any material obligation of MAG or any other party to be performed under any of MAG Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule “D”), and MAG is not aware of any default in the obligations of any other party to any of the MAG Material Contracts;

(ii)

No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of MAG MAG is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

MAG Assets – MAG Equipment

(jj)

MAG Equipment. The MAG Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

MAG Assets – MAG Goodwill and Other Assets

(kk)

MAG Goodwill. MAG carries on the MAG Business only under the name "MAG International Inc." and variations thereof and under no other business or trade names as set forth on Exhibit “A”. The MAG Shareholders do not have any knowledge of any infringement by MAG of any patent, trademark, copyright or trade secret;

The Business of MAG

(ll)

Maintenance of Business. Since the date of the MAG Financial Statements, the MAG Business has been carried on in the ordinary course and MAG has not entered into any material agreement or commitment except in the ordinary course; and

(mm)

Subsidiaries. MAG does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm and MAG does not own any subsidiary and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

Non-Merger and Survival

5.2

The representations and warranties of MAG contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by LBRG, the representations and warranties of MAG will survive the Closing.

ARTICLE 6

COVENANTS OF MAG AND THE MAG SHAREHOLDERS

Covenants

6.1

MAG and the MAG Shareholders covenant and agree with LBRG that they will:

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(a)

Conduct of Business. Until the Closing, conduct the MAG Business diligently and in the ordinary course consistent with the manner in which the MAG Business generally has been operated up to the date of execution of this Agreement;

(b)

Preservation of Business. Until the Closing, use their best efforts to preserve the MAG Business and the MAG Assets and, without limitation, preserve for LBRG MAG’s relationships with their suppliers, customers and others having business relations with them;

(c)

Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the MAG Assets, including the MAG Material Contracts, notwithstanding the change in control of MAG arising from the Acquisition;

Authorization

6.2

MAG hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting MAG to release any and all information in their possession respecting MAG to LBRG. MAG will promptly execute and deliver to LBRG any and all consents to the release of information and specific authorizations which LBRG reasonably require to gain access to any and all such information.

Survival

6.3

The covenants set forth in this Article will survive the Closing for the benefit of LBRG.

ARTICLE 7

CONDITIONS PRECEDENT

Conditions Precedent in favor of LBRG

7.1

LBRG’s obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

(a)

all documents or copies of documents required to be executed and delivered to LBRG hereunder will have been so executed and delivered;

(b)

all of the terms, covenants and conditions of this Agreement to be complied with or performed by MAG or the MAG Shareholders at or prior to the Closing will have been complied with or performed;

(c)

title to the MAG Shares held by the MAG Shareholders and to the MAG Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed herein, and the MAG Shares will be duly transferred to LBRG;

(d)

subject to Article 8 hereof, there will not have occurred

(i)

any material adverse change in the financial position or condition of MAG, its liabilities or the MAG Assets or any damage, loss or other change in circumstances materially and adversely affecting MAG, the MAG Business or the MAG Assets or MAG's right to carry on the MAG Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

(ii)

any damage, destruction, loss or other event, including changes to any laws or statutes applicable to MAG or the MAG Business (whether or not covered by insurance) materially and adversely affecting MAG, the MAG Business or the MAG Assets;

(e)

the transactions contemplated hereby will have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any;

(f)

the transactions contemplated hereby will have been approved by the Board of Directors and shareholders of MAG;

(g)

 on or prior to the Closing Date, MAG and/or the MAG Shareholders will have acquired all of the ordinary shares held by MAG Shareholders that are not participating in this Agreement so that LBRG will acquire 100% of the presently issued and outstanding MAG Shares; and

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(h)

on or prior to the Closing Date, MAG will have delivered the MAG Financial Statements.

Waiver by LBRG

7.2

The conditions precedent set out in the preceding section are inserted for the exclusive benefit of LBRG and any such condition may be waived in whole or in part by LBRG at or prior to the Closing by delivering to MAG a written waiver to that effect signed by LBRG. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, LBRG will be released from all obligations under this Agreement.

Conditions Precedent in Favor of MAG and the MAG Shareholders

7.3

The obligations of MAG and the MAG Shareholders to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

(a)

all documents or copies of documents required to be executed and delivered to MAG hereunder will have been so executed and delivered;

(b)

all of the terms, covenants and conditions of this Agreement to be complied with or performed by LBRG at or prior to the Closing will have been complied with or performed;

(c)

LBRG will have delivered the Acquisition Shares to be issued pursuant to the terms of the Acquisition to MAG at the Closing and the Acquisition Shares will be registered on the books of LBRG in the name of the holder of MAG Shares at the time of Closing;

(d)

title to the Acquisition Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, with the exception of transfer restrictions imposed by federal and state securities laws;

(e)

subject to Article 8 hereof, there will not have occurred

(i)

any material adverse change in the financial position or condition of LBRG, its subsidiaries, their liabilities or the LBRG Assets or any damage, loss or other change in circumstances materially and adversely affecting LBRG, the LBRG Business or the LBRG Assets or LBRG’ right to carry on the LBRG Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

(ii)

any damage, destruction, loss or other event, including changes to any laws or statutes applicable to LBRG or the LBRG Business (whether or not covered by insurance) materially and adversely affecting LBRG, its subsidiaries, the LBRG Business or the LBRG Assets;

(f)

the transactions contemplated hereby will have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any;

(g)

the transactions contemplated hereby will have been approved by the Board of Directors of LBRG;

7.4

The conditions precedent set out in the preceding section are inserted for the exclusive benefit of MAG and the MAG Shareholders and any such condition may be waived in whole or in part by MAG or the MAG Shareholders at or prior to the Closing by delivering to LBRG a written waiver to that effect signed by MAG and the MAG Shareholders. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, MAG and the MAG Shareholders will be released from all obligations under this Agreement.

Nature of Conditions Precedent

7.5

The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $10.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.

Termination

7.6

Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before November 30, 2010 (the “Termination Date”), this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

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Confidentiality

7.7

Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and will keep the terms of this Agreement and all information and documents received from MAG and LBRG and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that LBRG will be required to issue a news release regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Securities and Exchange Commission respecting the proposed Acquisition contemplated hereby together with such other documents as are required to maintain the currency of LBRG’s filings with the Securities and Exchange Commission.

ARTICLE 8

RISK

Material Change in the Business of MAG

8.1

If any material loss or damage to the MAG Business occurs prior to Closing and such loss or damage, in LBRG's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, LBRG will, within two (2) days following any such loss or damage, by notice in writing to MAG, at its option, either:

(a)

terminate this Agreement, in which case no party will be under any further obligation to any other party; or

(b)

elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to LBRG' obligations to carry out the transactions contemplated hereby, be vested in MAG or otherwise adequately secured to the satisfaction of LBRG on or before the Closing Date.

Material Change in the LBRG Business

8.2

If any material loss or damage to the LBRG Business occurs prior to Closing and such loss or damage, in MAG's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, MAG will, within two (2) days following any such loss or damage, by notice in writing to LBRG, at its option, either:

(a)

terminate this Agreement, in which case no party will be under any further obligation to any other party; or

(b)

elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to MAG's obligations to carry out the transactions contemplated hereby, be vested in LBRG or otherwise adequately secured to the satisfaction of MAG on or before the Closing Date.

LBRG/MAG Reverse Acquisition Matters

8.3

At closing, the Board of Directors and Officers of LBRG will nominate the individual name in Exhibit “B” as successors to board and officer positions. Concurrent with the nomination, all officers and directors will tender their resignations effective at closing.

LBRG Corporate Reorganization

8.4

After closing, LBRG will spin off its two subsidiaries as a stock dividend to the shareholders. The spin off transactions will be registered on Form S-1 registration statement and the spin off will be implemented on the date that the Securities and Exchange Commission declares the registration statement “effective” (the “Effective Date”).

(a)

The subsidiary corporation’s will be responsible for all costs associated with the registration statements and spin off transactions.

(b)

LBRG agrees to provide full cooperation with the spin off process.

(c)

The MAG Shareholders executing this agreement agree to tender for cancellation their subsidiary spin off shares. Failure to tender the shares within 30 days following the Effective Date will entitle the respective companies to cancel the shares. MAG Shareholders agree to indemnify and hold each company, its officers, directors and shareholders and its stock transfer agent, harmless from any and all related stock cancellation claims and damages.

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8.5

After closing, LBRG will change its name to MAG International Inc.

Post Closing Obligations of MAG

8.5

MAG agrees to provide LBRG with audited financial statements and to cause LBRG to file the requisite financial information on an amended Form 8-K/A with the Securities and Exchange Commission on, or before 71 days from the date of this Agreement.

8.6

If MAG fails to timely file the Form 8-K/A, this Agreement will be rescinded and all transactions cancelled. MAG will be financial responsible for all associated fees and costs, without limitation.

ARTICLE 9

CLOSING

Closing

9.1

The Acquisition and the other transactions contemplated by this Agreement will be closed at the Place of Closing on Closing Date in accordance with the closing procedure set out in this Article.

Documents to be Delivered by MAG

9.2

On or before the Closing, MAG and the MAG Shareholders will deliver or cause to be delivered to LBRG:

(a)

copies of the charter documents of MAG, including amendments thereof, and all corporate records documents and instruments of MAG, the corporate seal of MAG and all books and accounts of MAG;

(b)

certified copies of such resolutions and minutes of the shareholders and directors of MAG as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

(c)

an acknowledgement from MAG and the MAG Shareholders of the satisfaction of the conditions precedent set forth in section 7.3 hereof;

(d)

the certificates or other evidence of ownership of the MAG Shares, together with such other documents or instruments required to effect transfer of ownership of the MAG Shares to LBRG; and

(e)

such other documents as LBRG may reasonably require to give effect to the terms and intention of this Agreement.

Documents to be Delivered by LBRG

9.3

On or before the Closing, LBRG will deliver or cause to be delivered to MAG and the MAG Shareholders:

(a)

share certificates representing the Acquisition Shares duly registered in the names of the holders of shares of MAG Common Stock;

(b)

certified copies of such resolutions of the directors of LBRG as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

(c)

an acknowledgement from LBRG of the satisfaction of the conditions precedent set forth in section 7.1 hereof;

(d)

certificate or incorporation and good standing certificate of LBRG; and

(e)

such other documents as MAG may reasonably require to give effect to the terms and intention of this Agreement.

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ARTICLE 10

GENERAL PROVISIONS

Arbitration

10.1

The parties hereto will attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within fifteen (15) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration in the Kirkland, Washington.

Notice

10.2

Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or PDF email attachment. Any notice delivered by mail will be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice will be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by PDF email attachment will be deemed to have been received on the actual date of delivery.

Addresses for Service

10.3

The address for service of notice of each of the parties hereto is as follows:

(a)

LBRG:

Patricia Barton

Ladybug Resource Group, Inc.

11630 Slater Ave NE, Suite 1A

Kirkland, WA 98034.

cc:

Gregory M Wilson

Attorney

18610 East 32nd Ave.

Greenacres, WA 99016

Tel. (509) 891-8373

(b)

MAG or the MAG Shareholders:

Eric Baron

MAG International Inc.

10620 Lawson River Ave,

Fountain Valley, CA 92708

Change of Address

10.4

Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

Further Assurances

10.5

Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

Time of the Essence

10.6

Time is expressly declared to be the essence of this Agreement.

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Entire Agreement

10.7

The provisions contained herein constitute the entire agreement among MAG, the MAG Shareholders, and LBRG respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among MAG, the MAG Shareholders and LBRG with respect to the subject matter hereof.

Enurement

10.8

This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Assignment

10.9

This Agreement is not assignable without the prior written consent of the parties hereto.

Counterparts

10.10

This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by Adobe PDF email attachment will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

Applicable Law

10.11

This Agreement will be enforced, governed by and construed in accordance with the laws of the State of Washington applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflict of laws The parties hereto hereby submit to the exclusive jurisdiction of the United States federal courts located in Seattle, Washington with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby. All parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. All parties further agree that service of process upon a party mailed by first class mail will be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein will affect either party’s right to serve process in any other manner permitted by law. All parties agree that a final non-appealable judgment in any such suit or proceeding will be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. The party which does not prevail in any dispute arising under this Agreement will be responsible for all fees and expenses, including attorneys’ fees, incurred by the prevailing party in connection with such dispute.

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

LADYBUG RESOURCE GROUP, INC.

By: /s/ Patricia Barton

Name: Patricia Barton

Title: Secretary, Director

MAG

By: /s/ Eric Baron

Name: Eric Baron

Title: President

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SHAREHOLDERS OF MAG (Seventeen Shareholders)

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

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______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

______________________________

______________________________

Name:

Name:

Number of Shares:

Number of Shares:

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Exhibit “A” – MAG Goodwill, Trade Names

Exhibit “B” – List of New LBRG Officers and Directors

Schedule “A” – LBRG Financial Statements

Schedule “B” – MAG Financial Statements

Schedule “C” – MAG Assets

Schedule “D” – MAG Material Contracts

Schedule “E” – MAG Insurance Policies

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